SECURITIES AND EXCHANGE COMMISSION


                          Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                    Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   September 30, 1999



                       AUDIOGENESIS SYSTEMS, INC.
           (Exact name of registrant as specified in charter)



  New Jersey                 000-24991               22-3487471
(State or other             (Commission           (IRS Employer
 jurisdiction               File Number)         Identification No.)
of incorporation)



                         7 Doig Road, Suite 3
                       Wayne, New Jersey   07470
                (Address of principal executive offices)


Registrant's telephone number, including area code      (973) 696-9400

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) (1) Fallon & Fallon LLP, the independent accountant which was previously engaged as the principal accountant to audit the Registrant's financial statements, was replaced on September 30, 1999 with the accounting firm of Cowan, Gutenski & Co., P.A. The reason for the replacement was based solely on Registrant's determination that its anticipated accounting requirements subsequent to the acquisition of Allstates Air Cargo, Inc. necessitated a larger accounting firm with more personnel regularly engaged in securities-related accounting matters. Such change in the certifying accountant was not due to any disagreement between the Registrant and its former independent accountant or the declination of such accountant to stand for re-election.

     (2) Fallon & Fallon LLP's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles.

     (3) The decision to change accountants was approved by the Board of Directors.

     (4) During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change of accountants, there were no disagreements with the former accountant on any manner of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreement if not resolved to the satisfaction of the former accountant would have caused it to make reference to the matter of disagreement in its report.

(b) Prior to the engagement of Cowan, Gutenski & Co., P.A., no member of that firm was consulted by the Registrant (i) for the purpose of obtaining a written report or oral advice with regard to the application of accounting principles to a specified transaction of the Registrant, either completed or proposed, (ii) regarding an inquiry as to the type of audit opinion that may be rendered on the Registrant's financial statements or (iii) regarding any matter that was the subject of a disagreement with Fallon & Fallon LLP or which constituted a reportable event pursuant to Item 304(a)(1) of Regulation S-B. The name and address of the Registrant's new independent accountant is:

          Cowan, Gunteski & Co., P.A.
          700 Hooper Avenue
          Toms River, New Jersey  08753
          Telephone:  (732) 349-6880
          Fax:  (732) 349-1949
          E-mail:  cpas@cgandco.com


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
- ---------------------------------------------

     c.  Exhibit 16.1 - Letter of Fallon & Fallon LLP




                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Audiogenesis Systems, Inc.

                                         /s/ Sam DiGiralomo
DATED: September 30, 1999
                                          By: Sam DiGiralomo
                                              President




                                EXHIBIT 16.1

                           FALLON & FALLON. LLP
                        CERTIFIED PUBLIC ACCOUNTANTS
                          1392 Route 36, Suite 102
                           Hazlet, NJ   07730-1716
                          Telephone (732) 888-2070
                             Fax (732) 888-6245


September 30, 1999

Securities and Exchange Commission
450 Fifth Street NW
Washington, DC   20549

RE: AUDIOGENESIS SYSTEMS, INC.
    Form 8-K dated September 30, 1999


Dear Sir or Madam:

We have read Item 4 of Form 8-K dated September 30, 1999 of Audiogenesis Systems, Inc., and are in agreement with the statements contained therein.



Very truly yours,

/s/

FALLON & FALLON LLP